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                       AMENDMENT NO. 9 TO CONTRACT C000525

        THIS AMENDMENT, made this Seventeenth day of November in the One thousand nine hundred and ninety-nine serves to increases the contract amount to $36,137,237.12 as per the October 1999 Scope of Work.

WITNESSETH, that AppliedTheory Corporation and the Department of Labor, in consideration of the agreements incorporated herein, do hereby agree as follows:

         ARTICLE I.

         The party of the first part shall provide Consulting, Applications Development, Systems Integration and Help Desk Services as per the October 1999 Scope of Work and the Software Licensing Agreement attached, which together with all appendices is hereby made a part of this agreement.

         ARTICLE II. It is hereby mutually agreed between the parties hereto that the sum to be paid by the party of the second part to the party of the first part for said services shall be as follows:

         This amendment increases the Contract amount by $14,250,000.00.

         All other terms and conditions remain the same.

         IN WITNESS WHEREOF, the parties hereto, have set their hand and seals, the day and year written above.

         STATE OF NEW YORK, COUNTY OF ONONDAGA SS:

         On the 6th Day of December, Nineteen Hundred and Ninety-nine before me personally came Angelo A. Gencarelli III to me know, who being by me duly sworn, did depose and say that he resides at: 4007 Arrowhead Lane, Liverpool NY, and that he is the Vice President of AppliedTheory Corporation, the corporation described in and which executed the foregoing instrument, and that he signed his name thereto by order of the Board of Directors of said corporation.

                                    /s/ Margaret A. Smallman
                                    --------------------------------------------
                                    NOTARY PUBLIC (affix stamp)

                                    Stamp:
                                    MARGARET A. SMALLMAN
                                    NOTARY PUBLIC, State of New York
                                    Qualified in Onon. Co. No. 01SM6017390
                                    My Commission Expires Dec. 14, 2000
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                                                                         C000525

                  PAGE 2 OF 2

Agency Certification

         "In addition to the acceptance of this contract, I also certify that original copies of this signature page will be attached to all other exact copies of this contract."

VENDOR                                      NYS DEPARTMENT OF LABOR

/s/ Angelo A. Gencarelli III                /s/ Laurel Dawson
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Authorized Signature                        Authorized Signature

Angelo A. Gencarelli III                    Laurel Dawson
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Printed Name                                Printed Name

Vice President                              Purchasing Agent
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Title                                       Title

12/3/99                                     December 14, 1999
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Date                                        Date


STATE ATTORNEY GENERAL                      STATE COMPTROLLER

/s/ Peter Favretto, Associate Attorney      /s/ illegible
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Jan. 25, 2000                               Mar 06, 2000
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Date                                        Date